UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2006

Wyndham Worldwide Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seven Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 496-8900

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

By press release dated July 19, 2006, Cendant Corporation (“Cendant”), the parent company of Wyndham Worldwide Corporation (“Wyndham Worldwide”), announced that, among other things, as a result of additional clarification related to potential local tax liabilities for Wyndham Worldwide’s European vacation rental operations in certain foreign jurisdictions, and in consultation with its advisors, Wyndham Worldwide expects to record an accrual of up to approximately $30 million pre-tax for estimated back taxes and interest in its second quarter results. Wyndham Worldwide believes that this accrual is the best estimate of the potential liability and that there should be no material impact on any periods following the second quarter.

In such press release, Cendant also stated that it presently expects that revenue and EBITDA (before restructuring and separation-related expenses) for Cendant’s Hospitality Services Division (including Timeshare Resorts) (referred to herein as Wyndham Worldwide) for second quarter 2006 will be consistent with the forecasts previously issued on May 30, 2006, except as discussed above.

A copy of the press release issued by Cendant on July 19, 2006 is attached hereto as Exhibit 99.1 and that portion of the press release relating to Cendant’s expectations with respect to the second quarter 2006 revenue and EBITDA for Wyndham Worldwide is incorporated by reference into this item.

Item 7.01	Regulation FD Disclosure.

On July 19, 2006, Wyndham Worldwide stated that its forecast remains within the range of its most recently disclosed 2006 full year revenue and EBITDA outlook (before restructuring and separation-related expenses). The disclosure was made in a press release issued by Wyndham Worldwide’s parent company, Cendant. A copy of the press release is attached hereto as Exhibit 99.1 and that portion of the press release relating to Wyndham Worldwide’s 2006 full year revenue and EBITDA outlook is incorporated by reference into this item. Wyndham Worldwide previously disclosed its 2006 full year revenue and EBITDA outlook ranges in slides dated as of June 20, 2006 presented to institutional investors in connection with Wyndham Worldwide’s separation from Cendant and posted on Cendant’s website, www.cendant.com. As previously disclosed, the distribution of all of Cendant’s shares of Wyndham Worldwide is expected to occur after the close of business on July 31, 2006 to Cendant stockholders of record as of the close of business on July 21, 2006.

Item 8.01	Other Items.

The information disclosed in the first paragraph under ”Item 2.02. Results of Operations and Financial Condition” above is incorporated into this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Wyndham Worldwide with the Securities Exchange Commission, unless specifically identified therein as being incorporated therein by reference.

Exhibit No.	Description
Exhibit 99.1	Press Release of Cendant Corporation, dated July 19, 2006

Forward Looking Statements

This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Wyndham Worldwide to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various facts and were derived utilizing numerous important assumptions and other important factors, and changes in such facts, assumptions or factors could cause actual results to differ materially from those in the forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business strategy, projected plans and objectives. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expression or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward looking in nature and not historical facts. Wyndham Worldwide cannot provide any assurances that its separation from Cendant or any of the proposed transactions relating to Cendant’s separation plan will be completed, and can give no assurances as to the terms on which such transactions will be consummated. Wyndham Worldwide’s separation from Cendant is subject to the satisfaction or waiver of certain conditions precedent described in Wyndham Worldwide’s information statement included in its registration statement on Form 10 (as amended) filed with the Securities and Exchange Commission (“Form 10”).

Various factors that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: terrorist attacks, such as the September 11, 2001 terrorist attacks, may negatively affect the travel industry, result in a disruption in our business and adversely affect Wyndham Worldwide’s financial results; adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; competition in Wyndham Worldwide’s existing and future lines of business, and the financial resources of competitors; Wyndham Worldwide’s failure to comply with regulations and any changes in laws and regulations, including hospitality, vacation rental and vacation ownership-related regulations; telemarketing regulations, privacy policy regulations and state, federal and international tax laws; seasonal fluctuation in the travel business; local and regional economic conditions that affect the travel and tourism industry; Wyndham Worldwide’s failure to complete future acquisitions or to realize anticipated benefits from completed acquisitions; actions by Wyndham Worldwide’s franchisees that could harm our business; Wyndham Worldwide’s inability to access the capital and/or the asset-backed markets on a favorable basis; the loss of any of Wyndham Worldwide’s senior management; risks inherent in operating in foreign countries, including exposure to local economic conditions, government regulation, currency restrictions and other restraints, changes in tax laws, expropriation, political instability and diminished ability to legally enforce Wyndham Worldwide’s contractual rights; Wyndham Worldwide’s failure to provide fully integrated disaster recovery technology solutions in the event of a disaster or other business interruption; the final resolutions or outcomes with respect to Cendant’s contingent and other corporate liabilities and any related actions for indemnification made pursuant to the Separation and Distribution Agreement; a failure by Cendant to complete the sale of Travelport, to receive gross cash proceeds of $4,300 million (which purchase price is subject to adjustment) or to contribute to us all or a portion of the $760 million of such proceeds that Wyndham Worldwide expect to receive in connection with such sale; Wyndham Worldwide’s inability to operate effectively as a stand-alone, publicly traded company; and the costs associated with becoming compliant with the Sarbanes-Oxley Act of 2002 and the consequences of failing to implement effective internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 by the date that we must comply with that section of the Sarbanes-Oxley Act.

Other unknown or unpredictable factors also could have material adverse effects on Wyndham Worldwide’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Wyndham Worldwide’s Form 10, including under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of

Operations.” Except for Wyndham Worldwide’s ongoing obligations to disclose material information under the federal securities laws, Wyndham Worldwide undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

By:	/s/ Scott G. McLester
Scott G. McLester Executive Vice President and General Counsel

Date: July 19, 2006

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated July 19, 2006

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Cendant Corporation, dated July 19, 2006